Exhibit 99.1
Cronos Group Inc. Announces Results of
2021 Annual Meeting of Shareholders

TORONTO, June 25, 2021 - Cronos Group Inc. (NASDAQ: CRON) (TSX: CRON) (“Cronos Group” or the “Company”) announces that at its Annual Meeting of Shareholders held earlier today (the “Meeting”) there were 430 shareholders voting in person or by proxy holding in total 280,023,803 common shares of the Company, representing 75.35% of the total number of common shares of the Company outstanding.

Each of the directors listed as a nominee in the Company’s proxy statement dated April 27, 2021 (the “Proxy Statement”) was elected as a director of the Company, with each director receiving in excess of 94.38% of the votes cast in favor of his or her election. The detailed results of the vote for the election of directors are as follows:

Name of Director	Number of Shares Voted For	Percentage of Shares Voted For	Number of Shares Withheld from Voting	Percentage of Shares Withheld from Voting
Jason Adler	213,738,627	97.23%	6,089,643	2.77%
Kendrick Ashton, Jr.	218,960,256	99.61%	868,014	0.39%
Jody Begley	207,466,084	94.38%	12,362,186	5.62%
Murray Garnick	216,385,072	98.43%	3,443,199	1.57%
Michael Gorenstein	210,947,245	95.96%	8,881,025	4.04%
Heather Newman	207,529,001	94.41%	12,299,269	5.59%
James Rudyk	213,776,435	97.25%	6,051,836	2.75%

Shareholders also approved an advisory (non-binding) resolution on the compensation of the Company’s named executive officers, with 93.64% of votes cast in favor of such resolution, and approved the re-appointment of KPMG LLP as the Company’s independent auditors.

For complete results on all matters voted on at the Meeting, please see the Report of Voting Results filed on the Company’s SEDAR profile at www.sedar.com and the Company’s Form 8-K filed on EDGAR at www.sec.gov/edgar.

About Cronos Group
Cronos Group is an innovative global cannabinoid company with international production and distribution across five continents. Cronos Group is committed to building disruptive intellectual property by advancing cannabis research, technology and product development. With a passion to responsibly elevate the consumer experience, Cronos Group is building an iconic brand portfolio. Cronos Group’s portfolio includes PEACE NATURALS™, a global wellness platform, two adult-use brands, COVE™ and Spinach™, and three hemp-derived CBD brands, Lord Jones™, Happy Dance™ and PEACE+™. For more information about Cronos Group and its brands, please visit: www.thecronosgroup.com.

Forward-looking Statements
This press release may contain information that may constitute “forward-looking information” or “forward-looking statements” within the meaning of applicable Canadian and U.S. securities laws (collectively, “Forward-looking Statements”). All information contained herein that is not clearly historical in nature may constitute Forward-looking Statements. In some cases, Forward-looking Statements can be identified by the use of forward-looking terminology such as “may”, “will”, “expect”, “plan”, “anticipate”, “intend”, “potential”, “estimate”, “believe” or the negative of these terms, or other similar expressions intended to identify Forward-looking Statements. Some of the Forward-looking Statements contained in this press release include the Company's intention to build an international iconic brand portfolio and develop disruptive intellectual property. Forward‐looking Statements are not guarantees of future performance and are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management, are inherently subject to significant business, economic and competitive risks, financial results and results, performance or achievements expressed or implied by those Forward‐looking Statements.  A discussion of some of the material risks applicable to the Company can be found in the Company’s Annual Report on Form 10-K for the year ended December 31, 2020 and the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2021, both of which have been filed on SEDAR and EDGAR and can be accessed at www.sedar.com and www.sec.gov/edgar, respectively.  Any Forward‐looking Statement included in this press release is made as of the date of this press release and, except as required by law, Cronos Group disclaims any obligation to update or revise any Forward‐ looking Statement.  Readers are cautioned not to put undue reliance on any Forward‐looking Statement.

Cronos Group Contact
Shayne Laidlaw
Tel: (416) 504-0004
investor.relations@thecronosgroup.com